Exhibit 10.13

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of April 8, 2013 (the “Effective Date”), is among JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the ABL Lenders and JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for the Term Lenders (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Intercreditor Agreement (as defined below)).

WHEREAS, the ABL Borrower, the ABL Guarantors, the ABL Credit Agreement Lenders and the ABL Agent are parties to that certain Credit Agreement dated as of April 6, 2012 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “ABL Credit Agreement”); and

WHEREAS, the Term Borrower, the Term Guarantors, the Term Credit Agreement Lenders and the Term Agent are parties to that certain Credit Agreement dated as of April 6, 2012 (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the “Term Credit Agreement”); and

WHEREAS, as a condition to the effectiveness of the ABL Credit Agreement and the Term Credit Agreement, the ABL Agent and the Term Agent entered into that certain Intercreditor Agreement dated as of April 6, 2012 (the “Intercreditor Agreement”); and

WHEREAS, on even date herewith the ABL Credit Agreement and the Term Credit Agreement are being amended to allow, among other things, for an increase in the Term Obligations (the “Financing Amendments”); and

WHEREAS, the parties hereto desire to amend the Intercreditor Agreement on the terms and conditions set forth herein to allow, among other things, for an increase in the Term Obligations; and

WHEREAS, the execution and delivery of this Amendment is a condition to the effectiveness of the Financing Amendments.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree to amend the Intercreditor Agreement as follows:

SECTION 1                               Amendments.  In reliance on the representations, warranties, and agreements contained in this Amendment, the Intercreditor Agreement is hereby amended, effective as of the Effective Date, to amend and restate the definitions of “Term Documents” and  “Term Obligations” in Section 1.2 of the Intercreditor Agreement so that such definitions read in full as follows:

“Term Documents” shall mean any Term Credit Agreement, any Term Collateral Documents, any Bank Products Agreement between any Term Loan Party and any Term Bank Products Affiliate, any Hedging Agreements between any Term Loan Party and any Term Hedging Affiliate, those other ancillary agreements as to which the Term Agent or any Term Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Obligations” shall mean all obligations of every nature of each Term Loan Party from time to time owed to the Term Agent, the Term Lenders or any of them, under any Term Document (including in respect of Incremental Term Loans), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Loan Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Loan Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, payment for early termination of Hedging Agreements, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that the portion of the Term Obligations comprising the aggregate principal amount of outstanding loans in excess of $412,250,000 shall not constitute “Term Obligations”.

SECTION 2                               Representations and Warranties of the ABL Agent.  The ABL Agent represents and warrants to the Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Amendment on behalf of itself and the ABL Lenders and that this Amendment shall be binding obligations of the ABL Agent and the ABL Lenders, enforceable against the ABL Agent and the ABL Lenders in accordance with its terms.

SECTION 3                               Representations and Warranties of the Term Agent.  The Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Amendment on behalf of itself and the Term Lenders and that this Amendment shall be binding obligations of the Term Agent and the Term Lenders, enforceable against the Term Agent and the Term Lenders in accordance with its terms.

SECTION 4                               Miscellaneous.

4.1                               Continuing Agreement.  This Amendment is a continuing agreement and shall (a) remain in full force and effect until the ABL Obligations have been paid in full in cash and all commitments to extend credit under the ABL Documents have been terminated and the

Term Obligations shall have been paid in full in cash, (b) be binding upon the Parties and their successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns.

4.2                               Severability.  If any of the provisions in this Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in the Intercreditor Agreement.

4.3                               Counterparts.  This Amendment may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.  Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (in .pdf or similar format) shall be as effective as delivery of a manually signed counterpart of this Amendment.  This Amendment shall become effective when it shall have been executed by each party hereto.

4.4                               Headings.  The headings of the sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

4.5                               Governing Law; Entire Agreement.  The validity, performance, and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  This Amendment constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

4.6                               Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Section 7.14 of the Intercreditor Agreement is incorporated herein mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

JPMORGAN CHASE BANK, N.A.,
in its capacity as the ABL Agent

By:	/s/ Andrew Ray
Name:	Andrew Ray
Title:	Authorized Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT —

THE CONTAINER STORE, INC.

JPMORGAN CHASE BANK, N.A.,
in its capacity as the Term Agent

By:	/s/ David L. Howard
Name:	David L. Howard
Title:	Authorized Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT —

THE CONTAINER STORE, INC.

ACKNOWLEDGED AND AGREED:

THE CONTAINER STORE, INC., as Borrower

By:	/s/ Jodi Taylor
	Name:	Jodi Taylor
	Title:	Chief Financial Officer

TCS HOLDINGS, INC.,
TCS GIFT CARD SERVICES, LLC,
TCS INSTALLATION SERVICES, LLC,
each as a Guarantor

By:	/s/ Jodi Taylor
	Name:	Jodi Taylor
	Title:	Chief Financial Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT —

THE CONTAINER STORE, INC.